                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section. 240.14a-12


                           SMITHWAY MOTOR XPRESS CORP.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:      N/A
    (2) Aggregate number of securities to which transaction applies:         N/A
    (3) Per unit price or other underlying value of transaction computed--pursuant to
        Exchange Act Rule 0-11 (Set forth the amount on which the
        filing fee is calculated and state how it was determined):
        N/A
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    (5) Total fee paid:                                                      N/A

[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:                                              N/A
    (2) Form, Schedule or Registration Statement No.:                        N/A
    (3) Filing Party:                                                        N/A
    (4) Date Filed:                                                          N/A

                           SMITHWAY MOTOR XPRESS CORP.
                                2031 QUAIL AVENUE
                             FORT DODGE, IOWA 50501

              ----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 2006

              ----------------------------------------------------

To our Stockholders:

        The 2006 annual meeting of stockholders of Smithway Motor Xpress Corp., a Nevada corporation, will be held at our headquarters located at 2031 Quail Avenue, Fort Dodge, Iowa 50501, at 10:00 a.m. Central Time, on Friday, May 12, 2006, for the following purposes:

        1.  to consider and act upon a proposal to elect five directors;

        2. to consider and act upon a proposal to ratify the selection of KPMG LLP as our primary independent registered public accounting firm for our fiscal year ending December 31, 2006; and

        3. to consider and act upon such other matters as may properly come before the annual meeting and any adjournment thereof.

        The foregoing matters are more fully described in the accompanying proxy statement.

        The board of directors has fixed the close of business on March 14, 2006, as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment thereof. Shares of Class A and Class B Common Stock may be voted at the annual meeting only if the holder is present at the annual meeting in person or represented by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the annual meeting or to vote your shares personally at the annual meeting, if you wish to do so. The prompt return of your proxy may save us additional expenses of solicitation.

        All stockholders are cordially invited to attend the annual meeting.

                                            By Order of the Board of Directors,

                                            /s/ G. Larry Owens
                                            G. Larry Owens
                                            Chairman of the Board,
                                            Chief Executive Officer,
                                            President, and Secretary

Fort Dodge, Iowa
April 14, 2006

              ----------------------------------------------------

                           SMITHWAY MOTOR XPRESS CORP.
                                2031 QUAIL AVENUE
                             FORT DODGE, IOWA 50501

              ----------------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 12, 2006

              ----------------------------------------------------

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Smithway Motor Xpress Corp., a Nevada corporation, to be used at the 2006 annual meeting of stockholders, which will be held at our headquarters located at 2031 Quail Avenue, Fort Dodge, Iowa 50501 on Friday, May 12, 2006, at 10:00 a.m. Central Time, and any adjournment thereof. All costs of the solicitation will be borne by us. The approximate date on which this proxy statement and the enclosed form of proxy are first being mailed to stockholders is April 14, 2006.

                                 GENERAL MATTERS

RECORD DATE, OUTSTANDING SHARES AND QUORUM

         Only stockholders of record at the close of business on March 14, 2006, are entitled to vote, either in person or by valid proxy, at the annual meeting. Holders of Class A Common Stock are entitled to one vote for each share held. Holders of Class B Common Stock are entitled to two votes for each share held. On March 14, 2006, there were issued and outstanding 3,971,624 shares of our Class A Common Stock, entitled to cast an aggregate of 3,971,624 votes on all matters subject to a vote at the annual meeting, and 1,000,000 shares of our Class B Common Stock, entitled to cast an aggregate 2,000,000 votes on all matters subject to a vote at the annual meeting. Together, we have a total of 4,971,624 shares of common stock outstanding, entitled to cast an aggregate of 5,971,624 votes on all matters subject to a vote at the annual meeting. Stockholders are not entitled to cumulative voting in the election of directors. The holders of a majority of the shares outstanding on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting.

VOTING OF PROXIES

        All proxies that are properly executed and received by us prior to the annual meeting will be voted in accordance with the choices indicated. Any stockholder may be represented and may vote at the annual meeting by a proxy or proxies appointed by an instrument in writing. Any stockholder giving a proxy may revoke it at any time prior to its use at the annual meeting by filing with our corporate secretary a revocation of the proxy, by delivering to us a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If no instructions are indicated, properly executed proxies will be voted "FOR" the nominees for director listed below and "FOR" the ratification of the appointment of our primary independent registered public accounting firm. As of the date of this proxy statement, we do not know of any matters, other than those described in this proxy statement, that are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have, to the extent permitted by law, the discretion to vote on such matters in accordance with their best judgment.

EFFECT OF ABSTENTIONS AND "BROKER NON-VOTES"

        If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers' shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the annual meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be considered cast with respect to the proposal for which they abstain from voting and will not be taken into account in determining the outcome of any of the proposals.

        If a stockholder does not give the broker holding the stockholder's shares instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against "routine" matters, such as the election of directors and the ratification of KPMG LLP as our primary independent registered public accounting firm. Brokers cannot vote on their customers' behalf on "non-routine" proposals such as the approval of an equity compensation plan. These rules apply to us notwithstanding the fact that shares of our common stock are traded on The Nasdaq Capital Market. If a broker votes shares that are unvoted by its customers for or against a "routine" proposal, these shares are counted for the purpose of establishing a quorum and also will be counted for the purpose of determining the outcome of "routine" proposals for which they are cast. If a broker chooses to leave these shares unvoted, even on "routine" matters, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals. Shares voted by a broker on behalf of a stockholder will not be considered cast with respect to any "non-routine" proposals and will not be taken into account in determining the outcome of any of "non-routine" proposals.

REQUIRED VOTE

        Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the annual meeting.

STOCKHOLDER PROPOSALS

        We must receive stockholder proposals intended to be presented at the annual meeting of stockholders in the year 2007 that are requested to be included in the proxy statement for that meeting at our principal executive office no later than December 15, 2006. We must receive any other stockholder proposals intended to be presented at the annual meeting of stockholders in the year 2007 at our principal executive office no later than February 1, 2007. The inclusion of any stockholder proposals in these proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, including Rule 14a-8. Written copies of all stockholder proposals should be sent to our principal executive offices at Smithway Motor Xpress Corp., c/o Corporate Secretary, 2031 Quail Avenue, Fort Dodge, Iowa 50501.

ADJOURNMENT OF MEETING

        If a quorum is not present to transact business at the annual meeting or if we do not receive sufficient votes in favor of the proposals by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting.

EXPENSES OF SOLICITING PROXIES

        We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of mails, certain directors, officers and regular employees may solicit proxies by telephone, telegram or personal interview, and may request brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our stock and will reimburse them for their reasonable out-of-pocket expenses in forwarding these materials.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

        At the annual meeting, the stockholders will elect five directors to serve as our board of directors. Each of the elected directors will serve until the 2007 annual meeting of stockholders or until his or her successor is duly elected or until his or her earlier death or resignation or removal in accordance with our bylaws.

        Upon the unanimous recommendation of our independent directors, our board of directors has nominated Terry G. Christenberry, Labh S. Hira, Herbert
D. Ihle, G. Larry Owens and Marlys L. Smith for election as directors.

        In the absence of contrary instructions, each proxy will be voted for the election of each of the above named nominees to constitute our entire board of directors. Marlys L. Smith and G. Larry Owens, who together are entitled to cast more than 50% of the votes entitled to be cast at the annual meeting, have indicated that they will vote for the election of each of the nominees, and assuming that they do, the nominees will be elected.

        Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the person or persons appointed as proxies will vote for the substitute nominee designated by the board of directors.

INFORMATION CONCERNING CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

        Information concerning the names, ages, positions with us, tenure as a director and business experience of our continuing directors and other executive officers is set forth below. All references to experience with us include positions with our operating subsidiary, Smithway Motor Xpress, Inc., an Iowa corporation.


NAME                         AGE                        POSITION                       DIRECTOR SINCE
-----------------------      ---     ----------------------------------------------    --------------
G. Larry Owens                68     Chairman of the Board, Chief Executive                 1996
                                     Officer, President, Secretary and Director
Terry G. Christenberry        59     Director                                               1996
Labh S. Hira                  57     Director                                               2004
Herbert D. Ihle               66     Director                                               1996
Marlys L. Smith               66     Director                                               2004
Thomas J. Witt                45     Senior Vice President of Sales and Operations           --
Douglas C. Sandvig            41     Senior Vice President, Chief Financial                  --
                                     Officer and Treasurer
Chad A. Johnson               40     Vice President of Vehicle Operations                    --

        G. LARRY OWENS was appointed as Chief Executive Officer, President and Secretary on March 5, 2004, and Chairman of the Board on April 2, 2004. Mr. Owens had served prior to that time as Executive Vice President and Chief Financial Officer from January 1993 and Chief Administrative Officer from August 2001. Mr. Owens also served as Chief Operating Officer from May 1998 to August 2001. Prior to joining us, Mr. Owens spent twenty-five years in the banking industry, most recently from 1982 through 1992 as President of Boatmen's Bancshares' regional banks in Spencer and Fort Dodge, Iowa.

        TERRY G. CHRISTENBERRY has been the President and a director of Christenberry, Collet & Company, Inc., an investment banking firm located in Kansas City, Missouri, since its incorporation in June 1994. From September 1986 to June 1994, Mr. Christenberry was Executive Vice President and a director of H.B. Oppenheimer & Company, Inc., also an investment banking firm located in Kansas City, Missouri.

        LABH S. HIRA has served as the dean of the College of Business at Iowa State University since July 2001. Prior to serving as dean, Dr. Hira served the College of Business at Iowa State University as Senior Associate Dean from 2000 through July 2001 and as Associate Dean from 1996 through 2000. Dr. Hira joined the Iowa State faculty in 1982. Dr. Hira specializes in the taxation of retirement and insurance products with financial accounting being his teaching focus. Dr. Hira has a Ph.D. in Agricultural Economics from the University of Missouri - Columbia.

        HERBERT D. IHLE has been President and owner of Diversified Financial Services, a Naples, Florida, management and financial services consulting firm, since 1989. From 1990 to 1992, Mr. Ihle served as Senior Vice President - Finance and Controller for Northwest Airlines, and from 1963 to 1989 served in various positions, including Executive Vice President - Finance, for Pillsbury Co. Mr. Ihle also served as past Chairman of the Board of Regents of Waldorf College in Forest City, Iowa, and is a past director of Lutheran Brotherhood Insurance Company.

        MARLYS L. SMITH served in various non-executive capacities for us between March 1990 and March 1995, and has been one of our controlling stockholders since 1995.

        THOMAS J. WITT served as Vice President of Sales and Marketing upon joining us in November 2001 and was appointed to serve as Senior Vice President of Sales and Operations in February 2003. Prior to joining us, Mr. Witt worked as an Account Manager in sales for i2 Technologies, a software company serving motor carriers and third party logistics companies, from November 2000 through November 2001. From 1998 through November 2000, Mr. Witt served as Vice President-Sales for Roehl Transport, Inc., a truckload carrier.

        DOUGLAS C. SANDVIG was appointed Chief Financial Officer on March 5, 2004, and has held the title of Senior Vice President since February 2003 and Treasurer since October 2003. Mr. Sandvig served as Controller from July 1997 to March 2004 and Chief Accounting Officer from May 2000 to March 2004. Mr. Sandvig also served as Vice President from September 2002 to February 2003. Prior to joining us, Mr. Sandvig worked as a certified public accountant with a regional public accounting firm from 1990 to 1997.

        CHAD A. JOHNSON has served as Vice President of Vehicle Operations since joining us in August 2003. Prior to joining us, Mr. Johnson was employed by Ruan Transportation Management Systems, a transportation management company. Mr. Johnson was employed by Ruan for approximately 19 years during which time he worked in many different capacities, including, most recently, from January 2001 until August 2003, as Vice President - Vehicle Maintenance, from July 2000 through December 2000 as Director of Operations - Vehicle Services, from June 1999 through June 2000 as Director of Vehicle Maintenance, and from January 1997 through May 1999 as Corporate Operations Manager.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                              CORPORATE GOVERNANCE

BOARD OF DIRECTORS

        MEETINGS OF THE BOARD OF DIRECTORS. During 2005, our board of directors met on five occasions and did not act by written consent in lieu of a meeting. Each of the directors attended 75% or more of the meetings of the board of directors and the meetings held by all of the committees of the board on which the director served.

        DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS. We encourage the members of our board to attend our annual meetings of stockholders. All of our then-current directors attended the 2005 annual meeting of stockholders.

        DIRECTOR COMPENSATION. For the year commencing with our 2005 annual meeting of stockholders, directors who were not employed by us received a $10,000 annual retainer, $1,000 for each meeting of the board of directors attended by the director in person and $500 if attended telephonically, and $500 per committee meeting attended by the director (whether in person or telephonically). In addition to the compensation received by non-employee directors generally, the chairman of our audit committee received a $5,000 annual retainer and the chairman of our compensation committee received a $1,500 annual retainer, each paid in advance at the annual meeting. Directors are also reimbursed for their expenses incurred in attending the meetings. For the year commencing with our 2006 annual meeting of stockholders, we anticipate no changes to director compensation. In 2005, non-employee directors who were elected at the annual meeting received an option to purchase 3,000 shares of our Class A Common Stock at the closing market price on the date of the annual meeting. In 2006, we anticipate that non-employee directors who are elected at the annual meeting will receive an option to purchase 3,000 shares of our Class A Common Stock at the closing market price on the date of the annual meeting. The options granted to non-employee directors vest on the one-year anniversary of the date of grant and expire on the six-year anniversary of the date of grant.

        DIRECTOR INDEPENDENCE. Our Class A Common Stock is listed on the Nasdaq Capital Market, and therefore it is subject to the listing standards, including standards relating to corporate governance, embodied in applicable rules promulgated by the National Association of Securities Dealers, Inc. ("NASD"). The board of directors has has determined that Terry G. Christenberry, Labh S. Hira and Herbert D. Ihle are "independent" under NASD Rule 4200(a)(15). In accordance with NASD Rule 4350(c)(2), our independent directors hold regularly scheduled meetings, referred to as "executive sessions," at which only the independent directors are present. During 2005, the independent directors met in executive session on four occasions.

        STOCKHOLDER COMMUNICATIONS. Our board of directors provides a process for stockholders to send written communications to the entire board or individual directors. If you wish to send a communication to the entire board of directors, your communication should be sent via certified mail, return receipt requested, and addressed as follows: The Board of Directors, Smithway Motor Xpress Corp., c/o Chief Executive Officer, 2031 Quail Avenue, Fort Dodge, Iowa 50501. Written communications addressed in this manner will be copied and distributed to each director at or prior to the next board meeting. If you wish to communicate with an individual director, your communication should be sent via certified mail, return receipt requested, and addressed as follows: Name - Director, Smithway Motor Xpress Corp., c/o Chief Executive Officer, 2031 Quail Avenue, Fort Dodge, Iowa 50501. Written communications received in this manner will not be opened, but rather delivered unopened to the director to whom they are addressed at or prior to the next board meeting. Any communication addressed to an individual director may be disclosed by that director, in his or her sole discretion, to other members of the board or management, if that director believes disclosure is appropriate under the circumstances.

COMMITTEES OF THE BOARD OF DIRECTORS

        The board of directors has standing audit and compensation committees. Messrs. Christenberry, Hira and Ihle are the current members of both the audit and compensation committees.

THE AUDIT COMMITTEE

        PURPOSE, FUNCTIONS, COMPOSITION, AND MEETINGS OF THE AUDIT COMMITTEE. The audit committee is responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit or similar services for us. The audit committee meets with our primary independent registered public accounting firm to discuss our financial statements and matters relating to their independence, as well as to ensure that the scope of their activities has not been restricted and that adequate responses to their recommendations and inquiries have been received. The audit committee also periodically meets with management to discuss our financial statements and the adequacy of our internal financial controls. In addition, the audit committee reviews and approves our transactions with related parties in the absence of the appointment of a special committee for that purpose.

        The audit committee currently is comprised of Messrs. Christenberry, Hira and Ihle. Mr. Christenberry serves as the chairman of the audit committee. Each member of the audit committee satisfies the independence and audit committee membership criteria set forth in NASD Rule 4350(d)(2). Specifically, each member of the audit committee:

        o   is independent under NASD Rule 4200(a)(15);

        o meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended;

        o did not participate in the preparation of our financial statements or the financial statements of any of our current subsidiaries at any time during the past three years; and

        o is able to read and understand fundamental financial statements, including our balance sheets, statements of operations, statements of stockholders' equity and statements of cash flows.

        The audit committee met five times during 2005. Each member of the audit committee attended at least 75% of the audit committee meetings held during 2005.

        AUDIT COMMITTEE FINANCIAL EXPERT. The board of directors has determined that Herbert D. Ihle is an "audit committee financial expert," as defined under
Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC"), based upon education and work experience.

        AUDIT COMMITTEE CHARTER. Since 1997, the audit committee has operated pursuant to a written charter detailing its powers and duties. The current version of the charter, adopted in February 2004, was included as an appendix to the proxy statement for our 2004 annual meeting of stockholders.

                         AUDIT COMMITTEE REPORT FOR 2005

        The primary purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities relating to the quality and integrity of our company's financial reports and financial reporting processes and systems of internal controls. Our management has primary responsibility for our financial statements and the overall reporting process, including maintenance of our system of internal controls. We retain a primary independent registered public accounting firm that is responsible for conducting an independent audit of our financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon. In performing its duties, the audit committee has discussed our financial statements with management and our primary independent registered public accounting firm and, in issuing this report, has relied upon the responses and information provided to the audit committee by management and the primary independent registered public accounting firm.

        For the fiscal year ended December 31, 2005, the audit committee has reviewed and discussed with management and KPMG LLP, our company's primary independent registered public accounting firm, (a) the audited financial statements, (b) management's assessment of the effectiveness of our company's internal control over financial reporting and (c) our company's independent registered public accounting firm's evaluation of our company's internal control over financial reporting. Specifically, the audit committee has also discussed with the primary independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which include, among other things:

        o   methods used to account for significant unusual transactions;

        o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

        o the process used by management in formulating particularly sensitive accounting estimates and the basis for the primary independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and

        o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        The audit committee has received the written disclosures and the letter from the primary independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the primary independent registered public accounting firm the primary independent registered public accounting firm's independence.

        Based on the foregoing reviews and meetings, the audit committee recommended to our board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC. The audit committee also approved the appointment of KPMG LLP as our primary independent registered public accounting firm for the fiscal year ending December 31, 2006, subject to the ratification of our company's stockholders.

                                Audit Committee:

                                Terry G. Christenberry (Chairman)
                                Labh S. Hira
                                Herbert D. Ihle

        The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any filings incorporating this proxy statement by reference, except to the extent we incorporate this report by specific reference.

THE COMPENSATION COMMITTEE

        Messrs. Christenberry, Hira and Ihle currently serve on the compensation committee, with Mr. Ihle serving as chairman. This committee reviews all aspects of compensation of our executive officers and makes recommendations on such matters to the full board of directors. The compensation committee of the board of directors met two times during 2005. Each member of the compensation committee attended at least 75% of the compensation committee meetings during 2005.

OTHER COMMITTEES AND POLICIES

        With the exception of the audit committee and the compensation committee, the board of directors does not maintain any other standing committees. However, certain procedures have been adopted by the board of directors regarding director nominees and candidates.

        PROCESS FOR IDENTIFYING AND EVALUATING DIRECTOR NOMINEES. We believe that it is appropriate for us not to have a standing nominating committee or a committee performing similar functions because a majority of our independent directors recommend director nominees for our board's selection in accordance with NASD rules, and we believe this process provides the protections of a full committee at a reduced cost. Because we do not maintain a standing nominating committee, we have no written nominating committee charter; however, we have adopted the nomination procedure described in this section by board resolution.

        With regard to qualities and skills, our independent directors believe it is necessary that: (i) at least a majority of the members of the board of directors qualify as "independent" under NASD Rule 4200(a)(15); (ii) at least three members of the board of directors satisfy the audit committee membership criteria specified in NASD Rule 4350(d)(2); and (iii) at least one member of the board of directors eligible to serve on the audit committee has sufficient knowledge, experience, and training concerning accounting and financial matters so as to qualify as an "audit committee financial expert" within the meaning of
Item 401(h) of Regulation S-K. In addition to these specific requirements, the independent directors take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of our business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the independent directors will first consider current board members because they meet the criteria listed above and possess knowledge of our history, strengths, weaknesses, goals and objectives. We do not pay a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

        CONSIDERATION OF DIRECTOR CANDIDATES RECOMMENDED BY STOCKHOLDERS. Our independent directors will consider director candidates recommended by stockholders; provided, that the following procedural requirements are satisfied. Candidate recommendations should be mailed via certified mail, return receipt requested, and addressed to the "Independent Directors", Smithway Motor Xpress Corp., c/o Chief Executive Officer, 2031 Quail Avenue, Fort Dodge, Iowa 50501. In order to be considered for inclusion in the proxy statement, a stockholder recommendation must: (i) be received at least 120 days prior to the first anniversary of the date of the proxy statement for the prior year's annual meeting (by December 15, 2006, for director candidates to be considered for nomination for election at the 2007 annual meeting of stockholders); (ii) contain sufficient background information, such as a resume and references, to enable the committee to make a proper judgment regarding his or her qualifications; (iii) be accompanied by a signed consent of the proposed nominee to serve as a director if elected, and a representation that the proposed nominee qualifies as "independent" under NASD Rule 4200(a)(15) or, if the proposed nominee does not qualify, a description of the reason(s) he or she is not "independent"; (iv) state the name and address of the person submitting the recommendation and the number of shares of our Class A or Class B Common Stock owned of record or beneficially by the person submitting the recommendation; and
(v) if submitted by a beneficial stockholder, be accompanied by evidence that the person making the recommendation beneficially owns shares of our Class A or Class B Common Stock.

CODE OF BUSINESS CONDUCT AND ETHICS

        The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics includes provisions applicable to our principal executive officer, principal financial officer, principal accounting officer and controller or persons performing similar functions, and constitutes a "code of ethics" within the meaning of Item 406(b) of Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. In 2006, all Section 16(a) forms were filed on a timely basis. You may view copies of Section 16(a) forms our directors and executive officers file with the SEC through our website at www.sxmc.com.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning the annual and long-term compensation paid to our chief executive officer and our other named executive officers for services in all capacities to us for the fiscal years ended December 31, 2005, 2004 and 2003.


                                                                               LONG-TERM
                                            ANNUAL COMPENSATION               COMPENSATION
                                   --------------------------------------     --------------
                                                                               SECURITIES
                                                                               UNDERLYING            ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR         SALARY ($)      BONUS ($)        OPTIONS (#)      COMPENSATION ($) (1)
--------------------------------   ----         ----------      ---------     --------------      -------------------
G. Larry Owens                     2005         227,545         61,050             --                 10,131
Chairman, Chief Executive Officer  2004         197,837         44,084 (2)         --                  6,155
President and Secretary            2003         157,500            --              --                   361

Thomas J. Witt                     2005         149,232          25,500            --                  3,490
Senior Vice President of           2004         142,213          24,500            --                  3,055
Sales and Operations               2003         135,000            --            37,500                 675

Douglas C. Sandvig                 2005         144,231          28,094            --                  4,462
Senior Vice President, Chief       2004         136,154          27,000            --                  3,477
Financial Officer and Treasurer    2003         102,068            --              --                   243

Chad A. Johnson                    2005         119,233          22,250            --                  2,719
Vice President of Vehicle          2004         112,116          15,950            --                  2,408
Operations                         2003        42,548 (3)         --            25,000                 --

------------

(1) Amounts in 2005 and 2004 represent our contributions to our 401(k) Plan, including forfeitures re-allocated to participants, as well as use of a company car by Messrs. Owens and Sandvig. Mr. Owens' amount in 2005 includes $3,000 in country club dues. In 2003, we did not make matching contributions to our 401(k) Plan. Amounts for 2003 are comprised solely of forfeitures re-allocated pursuant to the terms of the 401(k) Plan to the accounts of the named executive officers.

(2) Includes a bonus of $9,084 under our 1997 Profit Incentive Plan that was paid by issuing Mr. Owens 695 shares of Class A Common Stock on March 15, 2005 (after payment of withholding taxes by Mr. Owens). The 1997 Profit Incentive Plan has been terminated by the board of directors.

(3)  Mr. Johnson joined us in August 2003.

OPTION GRANTS IN LAST FISCAL YEAR

        We granted no stock options to the named executive officers during the fiscal year ended December 31, 2005. We have not granted any stock appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

        The following table sets forth information regarding the exercise of options by the named executive officers during the fiscal year ended December 31, 2005, and information regarding options held by the named executive officers.


                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED
                                                                        OPTIONS AT                VALUE OF UNEXERCISED
                                                              -----------------------------      IN-THE-MONEY OPTIONS AT
                                SHARES                             FISCAL YEAR-END (#)           FISCAL YEAR-END ($) (2)
                             ACQUIRED ON     VALUE REALIZED   -----------------------------    ---------------------------
NAME                         EXERCISE (#)       ($) (1)       EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
--------------------         ------------    --------------   -----------     -------------    -----------   -------------
G. Larry Owens                  60,000          276,550          25,000             --             1,125              --
Thomas J. Witt                    --               --            34,500         18,000           270,690         143,610
Douglas C. Sandvig              10,000           65,744          27,350             --           122,376              --
Chad A. Johnson                   --               --            15,000         10,000           115,050          76,700


------------

(1) Market value of underlying securities on date of exercise minus the exercise price.

(2) Market value of underlying securities at fiscal year-end minus the exercise price.

CHANGE-IN-CONTROL ARRANGEMENTS AND OTHER RIGHTS TRIGGERED UPON A CHANGE-IN-
CONTROL

        We have entered into change-in-control agreements with each of the named executive officers other than Mr. Witt. The change-in-control agreements in general provide that if the named executive officer is involuntarily terminated in connection with the occurrence of certain change-in-control events, then the named executive officer will be entitled to a severance payment in an amount intended to compensate him for any salary that he would have otherwise been entitled to receive during the 24 month period following the occurrence of the change-in-control event (this 24 month period being referred to as the "transition period"). During the transition period, the named executive officer also would be entitled to participate in any health, disability and life insurance plans in which he participated prior to his termination, and to be compensated for any legal fees he incurs in connection with the enforcement of his rights under the change-in-control agreement. The change-in-control events giving rise to the named executive officer's rights under the change-in-control agreement include, in general terms, (i) the acquisition by certain persons of beneficial ownership, whether directly or indirectly, of securities representing 35% or more of the combined voting power of our then outstanding securities,
(ii) a failure of the continuing directors to constitute a majority of the board of directors, (iii) our consummation of a reorganization, merger or consolidation, or a statutory exchange of our outstanding voting securities, and
(iv) a complete liquidation or dissolution or sale or other disposition of all or substantially all of our assets.

        In addition, under certain circumstances in which there is a change of control, holders of outstanding stock options granted under our Incentive Stock Plan, New Employee Incentive Stock Plan, Outside Director Stock Option Plan and 2005 Omnibus Stock Plan may be entitled to exercise these options notwithstanding that these options may otherwise not have been fully exercisable. Similar rights could be extended to holders of other awards under our equity compensation plans if any awards are granted.

COMPENSATION COMMITTEE INTERLOCKS, INSIDER PARTICIPATION AND RELATED PARTY TRANSACTIONS

        COMPENSATION COMMITTEE INTERLOCKS, INSIDER PARTICIPATION. Messrs. Hira, Ihle and Christenberry served as the compensation committee in 2005. None of these individuals has been our officer or employee and no interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company,

        RELATED PARTY TRANSACTIONS. We had no related party transactions in 2005 required to be disclosed in this proxy statement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation committee of the board of directors prepared the following report on executive compensation for the fiscal year ended December 31, 2005.

        Under the compensation committee's supervision, our company has adopted compensation policies that seek to attract and retain excellent management personnel and align the interests of executive officers with the interests of stockholders. The three primary components of executive officer compensation are base salary, bonus and stock-based compensation.

        BASE SALARY. For 2005, each of our company's executive officers received increases in base salary in 2005, primarily to reflect a cost-of-living increase.

        In determining the base salaries of our company's executive officers for 2005, the compensation committee reviewed individual performance and the compensation of persons holding similar positions at other publicly traded truckload carriers. The compensation committee took into account the relative size of comparable companies, growth rates, geographic considerations and operating performance. The compensation committee believes that the base salaries of its executive officers, other than the base salary of the chief executive officer that is discussed separately below, have been at or below the average levels paid by comparable, publicly traded truckload carriers, primarily due to operating performance and geographic considerations.

        BONUS COMPENSATION. The compensation committee implemented a bonus program for 2005 pursuant to which the executive officers are eligible to receive cash bonuses. An amount equal to 50% of each executive officer's targeted bonus amount was earned based on our company's achievement of our quarterly net income goals. The other 50% of each executive officer's targeted bonus amount was earned based on the achievement by each executive officer of highly-specific individual goals; provided, that our company achieved annual net income equal to at least 75% of our annual net income goal. The component of the bonus based on our company's net income was earned and paid quarterly while the component of the bonus based on individual goals was earned on an annual basis and paid following completion of 2005. All of the named executive officers received a bonus for 2005 under this program. The compensation committee implemented a bonus program for 2006 pursuant to which the executive officers are eligible to receive cash bonuses on the same terms as the 2005 bonus program.

        STOCK-BASED COMPENSATION. The compensation committee believes that the use of stock-based compensation as a component of potential compensation can align the interests of executive officers and stockholders and encourage executive officers to focus on long-term, profitable growth. From time-to-time the compensation committee has made or recommended stock option grants and other stock awards to executive officers. No stock option grants were made to our company's executive officers in 2005. Mr. Owens received an award of 695 shares of our Class A Common Stock in 2005 under the 1997 Profit Incentive Plan based on the company's performance in 2004. The 1997 Profit Incentive Plan has been terminated by our board of directors.

        BENEFITS. We believe that we must offer a competitive benefits program to attract and retain our executive officers. During 2005, we provided medical and other benefits to our executive officers that are generally available to our other employees. In addition, Messrs. Owens and Sandvig received a car allowance and we paid $3,000 of Mr. Owens' country club dues.

        CHIEF EXECUTIVE OFFICER. In 2005, we increased Mr. Owens' annual base salary from $200,000 to $220,000. The compensation committee believes that Mr. Owens' base salary was reasonable in relation to the base salaries of chief executive officers of comparable companies. Mr. Owens received a $61,050 bonus under the 2005 bonus program described above based upon his and our company's consolidated performance during 2005. This bonus was earned and paid in the matter described above for all executive officers. As one of our company's largest stockholders, Mr. Owens' net worth is directly affected by our company's performance and stock price. Mr. Owens receives the same medical and other benefits that are generally available to our other employees, as well as a car allowance and $3,000 of country club dues.

                             COMPENSATION COMMITTEE:

                             Herbert D. Ihle (Chairman)
                             Terry G. Christenberry
                             Labh S. Hira

        The Compensation Committee Report on Executive Compensation, and the performance graph appearing later in this proxy statement shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any filing incorporating this proxy statement by reference, except to the extent we incorporate this report or the graph by specific reference.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT


        The following table sets forth, as of March 14, 2006, the number and percentage of outstanding shares of Class A and Class B Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director, by each named executive officer, and by all of our directors and executive officers as a group. We had outstanding 3,971,624 shares of Class A Common Stock (each entitled to one vote) and 1,000,000 shares of Class B Common Stock (each entitled to two votes) as of March 14, 2006. Unless otherwise noted, the business address for all persons indicated below is 2031 Quail Avenue, Fort Dodge, Iowa 50501.


                                                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                                                            ---------------------------------
                                                                     AMOUNT AND NATURE      CLASS A      CLASS B
NAME OF BENEFICIAL OWNER                                               OF BENEFICIAL        COMMON       COMMON       COMMON
OR IDENTITY OF GROUP                          TITLE OF CLASS           OWNERSHIP (1)         STOCK        STOCK        STOCK
---------------------------------          -------------------       -----------------      -------      --------     -------
DIRECTORS AND EXECUTIVE OFFICERS:
G. Larry Owens                             Class A Common Stock           289,739 (2)          6.6%          --         5.3%
Terry G. Christenberry                     Class A Common Stock            26,800 (3)            *           --           *
Labh S. Hira                               Class A Common Stock             3,000 (4)           --           --          --
Herbert D. Ihle                            Class A Common Stock            15,000 (5)            *           --           *
Marlys L. Smith                            Class A Common Stock         1,086,856 (6)         27.3%          --        21.8%
                                           Class B Common Stock         1,000,000 (7)           --        100.0%       20.1%
Thomas J. Witt                             Class A Common Stock            34,500 (7)            *           --           *
Douglas C. Sandvig                         Class A Common Stock            30,100 (8)            *           --           *
Chad A. Johnson                            Class A Common Stock            15,000 (9)            *           --           *
Executive officers and directors as a      Class A Common Stock         1,500,995(10)         33.4%          --        26.9%
group (8 persons)                          Class B Common Stock         1,000,000(10)           --        100.0%       20.1%

5% OR GREATER STOCKHOLDERS
Dimensional Fund Advisors Inc.             Class A Common Stock           236,300(11)          5.9%          --         4.8%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

------------

*    Less than 1%.

(1) In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares indicated as beneficially owned by a person includes shares of Class A Common Stock underlying options that are currently exercisable or will be exercisable within 60 days from March 14, 2006. Shares of Class A Common Stock underlying stock options that are currently exercisable or will be exercisable within 60 days from March 14, 2006, are deemed to be outstanding for purposes of computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated all shares are owned directly.

(2) Consists of (a) 235,695 shares of Class A Common Stock, (b) 28,844 shares of Class A Common Stock allocated to the account of Mr. Owens under our 401(k) plan, (c) 200 shares of Class A Common Stock held as custodian for Mr. Owens' minor children under the Uniform Gifts to Minors Act, as to which beneficial ownership is disclaimed, and (d) options to purchase 25,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006.

(3) Consists of (a) 12,300 shares of Class A Common Stock, (b) 2,500 shares of Class A Common Stock held under the Christenberry, Collett & Company, Inc. 401(k) Plan, a unitized plan that has allocated approximately 25% of the Plan assets to Mr. Christenberry, as to which beneficial ownership of plan assets not allocated to Mr. Christenberry is disclaimed, and (c) options to purchase 12,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006.

(4) Consists of options to purchase 3,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006.

(5) Consists of (a) 3,000 shares of Class A Common Stock and (b) options to purchase 12,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006.


(6) The Class B Common Stock is entitled to two votes per share so long as it is beneficially owned by Ms. Smith or certain members of her immediate family. As a result of this two-class structure, Ms. Smith beneficially owns shares of Class A and Class B Common Stock representing 51.7% of the voting power of all outstanding voting shares. Consists of (a) 858,832 shares of Class A Common Stock, (b) 1,000,000 shares of Class B Common Stock, (c) 190,000 shares of Class A Common Stock held in the name of Melissa Turner as voting trustee for the benefit of the Smith Family Limited Partnership, as to which beneficial ownership is disclaimed, (d) 35,024 shares of Class A Common Stock held a 401(k) Plan account and (e) options to purchase 3,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006. Melissa Turner is the daughter of Ms. Smith.

(7) Consists of options to purchase 34,500 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006.

(8) Consists of (a) 2,750 shares of Class A Common Stock and (b) options to purchase 27,350 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006.

(9) Consists of options to purchase 15,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006.

(10) Consists of (a) 1,364,643 shares of Class A Common Stock, (b) 1,000,000 shares of Class B Common Stock and (c) options to purchase 131,850 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2006.

(11) As reported on a Schedule 13G dated February 1, 2006 Dimensional Fund Advisors, Inc. is an investment adviser. The amount reported represents shares of Class A Common Stock held in various advisory accounts. No advisory account has an interest relating to more than 5% of the outstanding shares of Class A Common Stock. Dimensional Fund Advisors, Inc. exercises sole voting and dispositive power with respect to all the shares. Dimensional Fund Advisors, Inc. disclaims beneficial ownership of these securities.

                             STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return of our Class A Common Stock with the cumulative total stockholder return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Trucking & Transportation Stocks.

               COMPARISON OF FIVE - YEAR CUMULATIVE TOTAL RETURNS
                             Performance Graph for
                                 Smithway Motor

               Produced on 3/13/2006 including data to 12/30/2005


                                     LEGEND

SYMBOL            CRSP Total Returns Index for:              12/2000     12/2001     12/2002     12/2003     12/2004     12/2005
-------------     -----------------------------              -------     -------     -------     -------     -------     -------
_________ [ ]     Smithway Motor                              100.0       109.6        45.6        115.6       426.6       528.6

____ ____ *       Nasdaq Stock Market (US Companies)          100.0        79.3        54.8         82.0        89.2        91.1

- - - - - /\      Nasdaq Trucking & Transportation Stocks     100.0       118.2       120.4        172.4       221.0       230.8
                  SIC-3700-3799, 4200-4299, 4400-4599,
                  4700-4799 US & Foreign

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved. (C)Copyright 2006

NOTES:

   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

   B. The indexes are reweighted daily, using the market capitalization on the previous trailing day.

   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading is used.

   D.  The index level for all series was set to $100.0 on 12/29/2000.


        There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799 US & Foreign.


                                   PROPOSAL 2
   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRINCIPAL ACCOUNTING FEES AND SERVICES

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for 2004 and 2005, and fees for other services rendered by KPMG LLP relating to these fiscal years. KPMG LLP has served as our independent auditors or primary independent registered public accounting firm since December 1994. Representatives of KPMG LLP are expected to be present at the annual meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.


DESCRIPTION OF FEES                                  2005               2004
-------------------                               ---------          ----------
Audit Fees(1)                                     $ 115,300          $  107,200
Audit-Related Fees(2)                                11,730               5,800
                                                  ---------           ---------
        Total Audit and Audit-Related Fees          127,030             113,000
Tax Fees:
    Tax Compliance Fees(3)                               --              15,850
    Tax Consultation and Advice Fees                    575                  --
                                                  ---------           ---------
        Total Tax Fees                                  575              15,850
All Other Fees                                           --                  --
                                                  ---------           ---------
        Total                                     $ 127,605           $ 128,850
                                                  =========           =========

------------------------

(1) Audit fees in 2004 and 2005 consisted of the annual audit and quarterly reviews of the Company's consolidated financial statements, statutory audit and assistance with and review of documents filed with the SEC.

(2) Audit-related fees in 2004 consisted of an employee benefit plan audit and in 2005 consisted of an employee benefit plan audit, assistance with the filing of a registration statement on Form S-8 and assistance in responding to a letter from the Securities and Exchange Commission.

(3) Tax compliance fees in 2004 consisted of preparation of federal and state income tax returns. Tax consultation and advice fees in 2005 consisted of corporate tax research.

APPROVAL OF PRIMARY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES AND FEES

        Our audit committee maintains a policy pursuant to which it pre-approves all audit, audit-related, tax, and other permissible non-audit services provided by our primary independent registered public accounting firm in order to assure that the provision of such services is compatible with maintaining the primary independent registered public accounting firm's independence. Under this policy, the audit committee pre-approves, on an annual basis, specific types or categories of engagements constituting audit, audit-related, tax or other permissible non-audit services to be provided by the primary independent registered public accounting firm. Pre-approval of an engagement for a specific type or category of services generally is provided for up to one year and typically is subject to a budget comprised of a range of anticipated fee amounts for the engagement. Management and the primary independent registered public accounting firm are required to periodically report to the audit committee regarding the extent of services provided by the primary independent registered public accounting firm in accordance with the annual pre-approval, and the fees for the services performed to date. To the extent that management believes that a new service or the expansion of a current service provided by the primary independent registered public accounting firm is necessary or desirable, the new or expanded services are presented to the audit committee for its review and approval prior to the engagement of the primary independent registered public accounting firm to render the services. No audit-related, tax, or other non-audit services were approved by the audit committee pursuant to the de minimus exception to the pre-approval requirement under Rule 2-01(c)(7)(i)(C) of Regulation S-X during 2005.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF KPMG LLP AS OUR PRIMARY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

                                  OTHER MATTERS

        The board of directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matters are properly brought before the annual meeting or any adjournment thereof, the proxy holders named in the accompanying form of proxy will have discretionary authority to vote proxies in accordance with their judgment with respect to such matters, unless the person executing any such proxy indicates that such authority is withheld.

        Our 2005 Annual Report to Stockholders, including financial statements, is being mailed with this proxy statement.

        STOCKHOLDERS WHO WISH TO OBTAIN A COPY OF OUR 2005 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SEC, MAY DO SO WITHOUT CHARGE BY WRITING TO SMITHWAY MOTOR XPRESS CORP., c/o CHIEF EXECUTIVE OFFICER, 2031 QUAIL AVENUE, FORT DODGE, IOWA 50501.


                                            Smithway Motor Xpress Corp.

                                            /s/ G. Larry Owens
                                            G. Larry Owens
                                            Chairman of the Board,
                                            Chief Executive Officer,
                                            President, and Secretary

April 14, 2006

                                                                PROXY
                                                     SMITHWAY MOTOR XPRESS CORP.
                                        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 12, 2006
                                    SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned holder(s) of Class A and/or Class B Common Stock (individually or together referred to as "Common Stock") of
Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), hereby appoint(s) G. Larry Owens and Douglas C. Sandvig, and each or either of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock that the undersigned are entitled to vote at the annual meeting of Stockholders of the Company to be held at the Company's Headquarters, 2031
Quail Avenue, Fort Dodge, Iowa 50501, on Friday, May 12, 2006, 10:00 a.m. Central Time, and at any adjournment thereof, as follows:

1.  Election of Directors           [  ] FOR all nominees listed below                   [ ] WITHHOLD AUTHORITY
                                         (except as marked to the contrary below)            to vote for all nominees listed below

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the individual's name below.

        Terry G. Christenberry
        Labh S. Hira
        Herbert D. Ihle
        G. Larry Owens
        Marlys L. Smith

2. Approval of the proposal to ratify the selection of KPMG LLP as the primary independent registered public accounting firm of the
Company for the fiscal year ending December 31, 2006.

        [ ] FOR                                        [ ] AGAINST                              [ ] ABSTAIN

3. In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

                        [ ] GRANT AUTHORITY to vote                                [ ] WITHHOLD AUTHORITY to vote

A vote FOR Proposals 1 and 2, and granting the proxies discretionary authority, is recommended by the board of directors of the
Company. When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, the proxy will be voted "FOR" Proposals 1 and 2, and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked "Abstain" are counted only for purposes of determining whether a quorum is present at the meeting.

                                                                          Dated
                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------
                                                                                Signature(s)


                                                                                Please date and sign exactly as name(s) appear(s) on
                                                                                your Common Stock certificate(s). If shares are held
                                                                                jointly, each owner should sign this proxy. If
                                                                                acting as an executor, administrator, trustee,
                                                                                custodian, guardian, etc., you should so indicate in
                                                                                signing. If the stockholder is a corporation or
                                                                                other business entity, the proxy should indicate the
                                                                                full legal name of the corporation or entity, and be
                                                                                signed by a duly authorized officer (indicating his
                                                                                or her position).

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